EXHIBIT 99




                      SETTLEMENT AND RELEASE AGREEMENT


     CON-WAY INC.and all trades or businesses (whether or not incorporated) which are or have been at any time material under common control with Con-way Inc. as set forth on Exhibits 1 and 2 (collectively, "Con-way"), within the meaning of Section 4001(b)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND ("Central States"), do hereby enter into the following Settlement and Release Agreement ("Agreement"):

                                STIPULATIONS

     A. Central States stipulates that Con-way has not, from on and after December 19, 2004, had any obligation to contribute to Central States with respect to any persons employed on or before December 19, 2004, by Menlo Worldwide Forwarding, Inc. or its successor(s).

     B. For all purposes related to the determination and collection of withdrawal liability under ERISA Title IV, Central States stipulates that, from and after December 2, 1996, Con-wayhas not been under common control with Consolidated Freightways Corporation, or any direct or indirect subsidiary or other affiliate thereof, within the meaning of ERISA Section 4001(b)(1).

     C. Except as required by paragraphs 2.1 and 2.2 of this Agreement and as may be required by a collective bargaining agreement initially effective after the execution of this Agreement, Con-way has no existing legal, contractual, or other obligation to make payments, to contribute, or to contribute further to Central States.

     D. Con-way and Central States dispute whether Con-way has incurred any withdrawal liability to Central States, but have resolved pursuant to the terms of this Agreement to compromise and extinguish any and all claims by Central States of such liability.

                                  COVENANTS

1. Joint Consideration.

   1.1.The   parties   have   entered  into  the  foregoing  STIPULATIONS  as
      consideration for this Agreement.

     1.1.1.If a party commits a material breach of this Agreement and does not cure same within thirty (30) days after written notice by the other party of such material breach, the other party may elect not to be bound by the STIPULATIONS.

2. Con-way Consideration.

   2.1.Con-way shall  pay  to Central States by wire transfer within ten (10)
      days   of  this  Agreement   the   sum   of   Eight   Million   Dollars
      ($8,000,000.00).

     2.1.1.Con-way's satisfaction of its obligations under paragraphs 2.1 and
         2.2 is a condition precedent to Central States' obligations under paragraphs 3.1 and 3.2 below.

   2.2.Con-way shall upon the execution  of  this  Agreement advise K. Morgan
      Enterprises, Inc., as trustee ("Trustee") under the Trust for Certain Creditors of Consolidated Freightways Corporation and Certain Affiliates (the "Trust"), created under the liquidation plan (the "Plan") confirmed by order of the United States Bankruptcy Court for the Central District of California entered on November 22, 2004, in In re Consolidated Freightways Corporation of Delaware, et al., No. RS-02-24284 (Bankr. C.D. Cal.) (collectively, the debtors therein, the "CF Debtors"), to deliver thereafter to Central States, in care of its Executive Director at the address in paragraph 7.2 of this Agreement, all subsequent payments or distributions of any kind (whether by check, wire transfer, or otherwise) from the Trustee or Trust to Con-way (collectively, the "Claim Distributions") on account of Con-way's allowed claims against the bankruptcy estates of the CF Debtors or against the Trust and Con-way's corresponding Trust Beneficial Interests (as defined in the Plan) in the Trust (collectively, such claims and corresponding Trust Beneficial Interests, the "Con-way Interests").

     2.2.1.Con-way shall upon the execution of this Agreement deliver a limited power of attorney to Central States substantially in the form of Exhibit 3, authorizing Central States to negotiate, as applicable, any Claim Distribution made in the form of a check (a "Distribution Check") for Central States' own account.

     2.2.2.If,  for any reason, Central  States  is  unable  to  negotiate  a
         Distribution Check, Con-way shall, upon Central States' return of the Distribution Check to Con-way and within five business days of Con-way's indefeasible negotiation of the Distribution Check, remit to Central States the amount of the Distribution Check so indefeasibly negotiated.

     2.2.3.Paragraphs 2.2-2.2.2 of this Agreement are intended to effect Con-
         way's unconditional transfer of its rights to future Claim Distributions on account of Con-way Interests (the "Transferred Rights") to Central States. Con-way by those paragraphs transfers only Con-way's rights to Claim Distributions made, and Distribution Checks issued, on account of the Con- way Interests after the execution of this Agreement. Nothing herein is intended, or may be deemed, to effect any assignment or other transfer of the Con- way Interests themselves to Central States.

     2.2.4.The unconditional  transfer  by  Con-way  to Central States of the
         Transferred Rights is without warranty of any kind and is without recourse, such that, following the transfer, Central States shall look solely to the Transferred Rights and Con-way has no liability whatsoever to Central States arising from or relating to any Claim Distribution or Con-way Interest, the amount thereof, or the recoveries  thereon,  and  Central  States  shall  not  commence  or institute any litigation, suit, arbitration, or other legal proceeding against Con-way in connection with or relating to any Claim Distribution or Con-way Interest, the amount thereof, or the recoveries thereon; provided, however, that nothing in this paragraph affects Con-way's obligations under paragraphs 2.2, 2.2.1, and 2.2.2 above.

   2.3.Con-way Inc. shall dismiss with prejudice that civil action entitled, Con-way Inc. v. Central States, Southeast and Southwest Areas Pension Fund, No. C08-03812 RMW (N.D. Cal., filed August 11, 2008).

   2.4.Con-way will withdraw with prejudice its arbitration demand in the controversy entitled, Con-way Inc. v. Central States, Southeast and Southwest Areas Pension Fund, No. 51 621 01004 08 (American Arbitration Ass'n).

3. Central States Consideration

   3.1.Central States, and each  of  its  past, present, and future Trustees,
      Executive Directors, employees, administrators, agents, attorneys, predecessors, successors, and assigns, do hereby fully, unconditionally, and forever release, discharge, and acquit Con-way, and all other persons in their capacities as Con-way's current and former parents, subsidiaries, direct and indirect joint ventures, other affiliates, shareholders, officers, directors, board and other committees, fiduciaries, employees, agents, insurers, attorneys, predecessors, successors, and assigns, from any and all claims, claims for relief, liabilities, debts, primary duties corresponding to primary rights, disputes, controversies, suits, actions, assessments, demands, damages, judgments, attorney fees, expenses and costs, and other obligations whatsoever, whether at law or in equity, whether arising under common law, contract, statute or regulation, and whether known or unknown, arising out of or relating in any way to, directly or indirectly, Con-way's past or present, alleged or actual, status as an ERISA "employer," participation in or contributions to any Central States pension plan, partial or complete withdrawal, and mass withdrawal liability; provided, that nothing in this paragraph releases any Central States claims that depend, in whole or in part, upon events arising after the execution of this Agreement; provided further, that nothing in this paragraph affects Central States' allowed claims against the CF Debtors or the Trust.

   3.2.Central States, and  each  of  its past, present, and future Trustees,
      Executive Directors, employees, administrators, agents, attorneys, predecessors, successors, and assigns, do hereby fully, unconditionally, and forever release, discharge, and acquit Con-way, and all other persons in their capacities as Con-way's current and former parents, subsidiaries, direct and indirect joint ventures, other affiliates, shareholders, officers, directors, board and other committees, fiduciaries, employees, agents, insurers, attorneys, predecessors, successors, and assigns, from any and all claims, claims for relief, liabilities, debts, primary duties corresponding to primary rights, disputes, controversies, suits, actions, assessments, demands, damages, judgments, attorney fees, expenses and costs, and other obligations of any kind or nature whatsoever, whether at law or in equity, whether arising under common law, contract, statute or regulation, which are known to Central States as of the date of this Agreement; provided, that nothing in this paragraph releases any Central States claims that depend, in whole or in part, upon events arising after the execution of this Agreement provided further, that nothing in this paragraph affects Central States' allowed claims against the CF Debtors or the Trust.

     3.2.1.Central States represents and warrants that it has no knowledge as of the date of this Agreement of any claims against Con-way except the alleged withdrawal liability claims represented by Central States' Assessment Nos. 1770300 and 1827272-WL080157-01.

   3.3.Without limiting the comprehensive scope of paragraphs 3.1 and 3.2 above, Central States hereby fully, unconditionally, and forever extinguishes, withdraws, releases, discharges, and acquits, as to Con-way, Central States' Assessment Nos. 1770300 and 1827272-WL080157-01.

4. Representations and Warranties

   4.1.Con-way and Central States stipulate and agree that the consideration exchanged by this Agreement is sufficient to support this Agreement.

   4.2.Con-way Inc. represents and warrants that it and its undersigned representative have full power and authority to enter into this Agreement on behalf of Con-way Inc. and on behalf of all trades and businesses under common control, within the meaning of ERISA Section 4001(b)(1). Con-way Inc. represents and warrants that this Agreement is a legal, valid, and binding contract and enforceable against each trade or business on whose behalf this Agreement is concluded.

   4.3.Central States represents and warrants that it and its undersigned representative have full power and authority to enter into this Agreement. Central States represents and warrants that this Agreement is a legal, valid, and binding contract and enforceable against Central States by each trade or business on whose behalf this Agreement is concluded.

   4.4.Con-way represents and warrants that it has not done and will not do anything to impair or compromise the Claims Distributions, the Con-way Interests (after their creation), or the Transferred Rights.

5. Assignment of Claims

   5.1.Central States represents and warrants that it has not assigned, sold, subrogated, transferred, or conveyed any obligation released by this Agreement. Central States further represents and warrants that it will not in the future assign, sell, subrogate, transfer, or convey any obligation released by this Agreement.

   5.2.Central States will defend entirely at Central States' sole expense and fully indemnify and hold harmless Con-way from each and every obligation released by this Agreement which is asserted against Con-way by any person to whom Central States has assigned, sold, subrogated, transferred, or conveyed such obligation, whether the assertion is by third-party complaint, cross-claim, counterclaim, claim for indemnity or set-off, contribution, or otherwise.

   5.3.Con-way and Central States by this Agreement are creating  rights only for and between themselves. No legal or equitable rights are created, or intended to be created, by this Agreement for any persons except Con-way and Central States. There are no intended third-party beneficiaries to this Agreement.

6. Nonadmission

   6.1.Con-way has entered into this Agreement for the exclusive purpose of avoiding the expense and inconvenience of further litigation and other dispute resolution processes. This Agreement is not and shall not be deemed, at any time or in any forum, as an admission by any person released by this Agreement of liability to any person for any obligation released by this Agreement.

7. Notices

   7.1.All notices permitted or required by this Agreement, including notice of change in contact information, shall be sent by guaranteed overnight delivery service, with delivery tracking and verification capabilities. Notice will be deemed given on the date of delivery, except, that if delivery is on a Saturday, Sunday, or federal holiday, then notice will be deemed given on the next date after delivery which is not a Saturday, Sunday, or federal holiday.

   7.2.Notice to Con-way shall  be  addressed  to:   Senior  Vice President &
      General Counsel, Con-way Inc., 2855 Campus Drive, Suite 300, San Mateo, CA 94403.

   7.3.Notice to Central States shall be addressed to: Executive Director, Central States, Southeast and Southwest Areas Pension Fund, 9377 W. Higgins Road, Rosemont, IL 60018-4938.

8. Integration and Severability

   8.1.This Agreement is final, complete, exclusive,  unambiguous,  and fully integrated with respect to its subject matter, such that no parol or other evidence shall be admissible to contradict, explain, or supplement this Agreement. All prior agreements of any kind, negotiations, representations, drafts, stipulations, and proposals by either party with respect to the subject matter of this Agreement are merged herein, extinguished, and superseded by this Agreement; provided, that the parties' prior agreements respecting the confidentiality and return of documents exchanged for purposes of settlement negotiations shall not be affected by this Agreement. For purposes of interpreting this Agreement, the parties hereto shall be deemed to have participated equally in its drafting.

   8.2.The provisions of this Agreement are severable.   If  any provision of
      this Agreement is determined to be unenforceable by a court or arbitrator, the provision determined to be unenforceable shall be reformed by said court or arbitrator to the minimum extent necessary to render it enforceable. If the provision determined to be unenforceable cannot be so reformed, said provision shall be severed from this Agreement and the remainder of the Agreement shall remain valid and enforceable.

   8.3.This Agreement may not be amended or altered except by a subsequent written instrument executed by the parties.

9. Concluding Provisions

   9.1.This Agreement may be signed in counterparts.

   9.2.This  Agreement  shall  be  interpreted  under  the laws of the United
      States and of the State of Illinois, without giving effect to Illinois conflicts of law principles.

   9.3.This Agreement is entered into as of December 31, 2008.


CENTRAL STATES, SOUTHEAST                CON-WAY INC.
AND SOUTHWEST AREAS
PENSION FUND


By  /c/ Thomas C. Nyhan                  By  /c/ Stephen L. Bruffett
     Thomas C. Nyhan                          Stephen L. Bruffett
     Executive Director                       Senior Vice President